UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 28, 2003



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On March 28, 2003, the registrant announced that it had agreed to acquire the metal food can manufacturing assets of Pacific Coast Producers and to enter into a long-term supply agreement with Pacific Coast Producers. The registrant also announced that the transaction is expected to close in April 2003, subject to customary closing conditions. For additional information regarding this announcement, you should refer to Exhibit 99.1 filed with this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                          Description
-----------                          -----------

   99.1 Press Release dated March 28, 2003 announcing the Company's agreement to acquire the metal food can manufacturing assets of Pacific Coast Producers and to enter into a long-term supply agreement with Pacific Coast Producers.


























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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SILGAN HOLDINGS INC.


                                     By:  /s/ Frank W. Hogan, III
                                          ---------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                            and Secretary

Date: March 31, 2003























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



                                INDEX TO EXHIBITS



Exhibit No.                          Description
-----------                          -----------

   99.1 Press Release dated March 28, 2003 announcing the Company's agreement to acquire the metal food can manufacturing assets of Pacific Coast Producers and to enter into a long-term supply agreement with Pacific Coast Producers.





















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